UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 26, 2009

Duff & Phelps Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 871-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2009, Duff & Phelps Corporation issued a press release announcing its financial results for the fiscal year and the three months ended December 31, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.  All information in the press release is furnished but not filed.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

99.1         Press Release, dated February 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

By:	/s/ Jacob L. Silverman
Name:	Jacob L. Silverman
Title:	Executive Vice President and
Chief Financial Officer

Dated:  February 26, 2009

DUFF & PHELPS CORPORATION

CURRENT REPORT ON FORM 8-K

Report dated February 26, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 26, 2009.